EX 99-2

                               VECTREN CORPORATION
                            AT RISK COMPENSATION PLAN
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                    (OFFICER)


Name of Grantee:  ____________________________   No. of Shares:________________
Date of Grant:    January 1, 2005                Price per Share:______________


This Non-Qualified Stock Option Agreement (this "Agreement") by and between VECTREN CORPORATION ("Vectren") and the Grantee named above (the "Grantee") evidences the grant, by Vectren, of a Non-Qualified Stock Option to the Grantee on the date stated above (the "Date of Grant") and the Grantee's acceptance of such option in accordance with the provisions of the Vectren Corporation At Risk Compensation Plan (the "Plan"). Vectren and the Grantee agree as follows:

     1. Shares Optioned and Option Prices. The Grantee is hereby granted a Non-Qualified Stock Option to purchase the number of shares of Common Stock, without par value, of Vectren (the "Shares") stated above at the price per Share stated above, subject to the terms and conditions of this Agreement and the Plan (the "Option"). The Option is not intended to be a tax qualified option (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")).

     2. Exercise Period. The term of the Option is a period of ten (10) years from the Date of Grant (the "Option Term"), subject to earlier termination as provided below. Except as otherwise provided below, the Option becomes exercisable with respect to the first 34 percent of the Shares of Common Stock covered by the Option on and after January 1, 2006 (the "Lift Date"). Thereafter, one-half of the remaining Shares of Common Stock covered by the Option will become exercisable on the first anniversary of the Lift Date, and the remainder of the Shares of Common Stock covered by the Option will become exercisable on the second anniversary of the Lift Date. When the Option becomes exercisable with respect to any Shares, those Shares may be purchased at any time, or from time to time, in whole or in part, until the Option Term expires, but in no case may fewer than 50 Shares be purchased at any one time, except to purchase a residue of fewer than 50 Shares. Notwithstanding the above, the Compensation Committee of the Vectren Board of Directors (the "Committee") may at any time waive the exercise restrictions contained in this paragraph 2.

     3. Termination, Retirement, Death, Disability or Change in Control. Notwithstanding the provisions of paragraph 2 above:

     (a) In the event of a Grantee's death, Disability or Retirement (as defined in the Plan), or in the event of a Change in Control of Vectren (as defined in the Plan), Options granted to the Grantee shall be considered immediately vested and shall be exercisable at such time as specified in Paragraph 2 of this Option Agreement.

     (b) Subject to Article X of the Plan, in the event the Grantee resigns or is terminated from the Company, Options which have not vested by such date shall be forfeited, and the Grantee shall have three months from such date to exercise vested Options (but not beyond the expiration of the term of the Option, if earlier). Notwithstanding the foregoing, if the Grantee is terminated from the Company for Cause (as defined in Section 10.4 of the Plan), the Grantee shall be required to exercise any vested Options immediately, and any vested Options not immediately exercised shall lapse.

     (c) Notwithstanding the foregoing provisions of this paragraph 3, the Option shall not in any event be exercisable after the tenth anniversary of the Date of Grant.

     4. Exercise. The Option may be exercised by the Grantee (or, in the case of the death of the Grantee, by the person or persons to whom the Option was transferred by will or the laws of descent and distribution) by delivering or mailing written notice of the exercise and full payment of the purchase price to the Secretary of Vectren. The written notice shall be signed by each person entitled to exercise the Option and shall specify the address and social security number of each such person. If any person other than the Grantee purports to be entitled to exercise all or any portion of the Option, the written notice shall be accompanied by proof, satisfactory to the Secretary of Vectren, of that entitlement. The written notice shall be accompanied by full payment in immediately available funds or, if consented to by the Committee, in Shares (which have been held by him or her for at least six (6) months) represented by certificates transferring ownership to Vectren and with an aggregate fair market value (as determined by the Committee pursuant to the requirements of Section 422 of the Code) equal to the purchase price on the date the written notice is received by the Secretary, or in any combination of cash and such Shares; provided, however, that to the extent consented to by the Committee, the Option may be exercised by delivering a properly executed exercise note together with irrevocable instructions to a broker to deliver promptly to the Corporation the total option price in cash and, if desired, the amount of any taxes to be withheld from his or her compensation as a result of the withholding tax obligation of the Corporation or any of the Subsidiaries. The written notice will be effective and the Option shall be deemed exercised to the extent specified in the notice on the date that the written notice (together with the required accompaniments) is received by the Secretary of Vectren at its then executive offices during regular business hours.

     5. Transfer of Shares Upon Exercise. As soon as practicable after receipt of an effective written notice of exercise and full payment of the purchase price as provided in paragraph 4, the Secretary of Vectren shall cause ownership of the appropriate number of Shares to be transferred to the person or persons exercising the Option by having a certificate or certificates for those Shares registered in the name of such person or persons and shall have such certificate delivered to the appropriate person; provided, however, that if the Grantee elects to have Shares withheld to meet tax withholding requirements with the Committee's approval, the number of Shares issued shall be appropriately reduced. Notwithstanding the foregoing, if Vectren or a Subsidiary requires reimbursement of any tax required by law to be withheld with respect to Shares, the Secretary shall not transfer ownership of those Shares until the required payment is made.

     6. Transferability. The rights under this Agreement may not be transferred except by will or the laws of descent and distribution, except that this Agreement may be transferred by the Grantee to a revocable trust, or any other trust qualifying as a "grantor trust" under Sections 671-677 of the Internal Revenue Code of 1986, as amended, to be held during the lifetime of the Grantee for his or her benefit. The rights under this Agreement may be exercised during the lifetime of the Grantee only by the Grantee.

     7. Authorized Leave. Authorized leaves of absence from Vectren or a Subsidiary shall not constitute a termination of employment for purposes of this Agreement.

     8. Compliance With Rule 144. The transfer of Shares to the Grantee receives upon the exercise of the Option will have been registered under the Securities Act of 1933, as amended (the "1933 Act"). If the Grantee is an "affiliate" of the Company, as that term is defined in Rule 144, promulgated pursuant to the 1933 Act ("Rule 144"), the Grantee may not sell the Shares received upon the exercise of the Option except in compliance with Rule 144. Certificates representing Shares issued to an "affiliate" of the Company may bear a legend setting forth such restrictions on the disposition or transfer of the Shares as the Company deems appropriate to comply with federal and state securities laws.

     9. No Right to Continued Service. Nothing in this Agreement shall be deemed to confer on the Grantee any right to continue in the employ of Vectren or the Subsidiaries or to affect any rights of Vectren, a Subsidiary, or the shareholders of Vectren to terminate the service of the Grantee at any time.

     10. The Plan. The Option and this Agreement are subject to all the terms, provisions and conditions of the Plan, which is incorporated herein by reference, and to such regulations as may from time to time be adopted by the Committee. A copy of the Plan has been furnished to the Grantee with the execution of this Agreement and an additional copy may be obtained from Vectren at any time. In the event of any conflict between the provisions of the Plan and the provisions of this Agreement, the terms, conditions and provisions of the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

     11. Other Plans. The Grantee acknowledges that any income derived from the sale of the Shares will not affect the Grantee's participation in, or benefits under, any other benefit plan maintained by Vectren.

     12. Notices. All notices by the Grantee or his or her assigns to Vectren shall be addressed to Vectren Corporation, P.O. Box 209, 20 N.W. Fourth Street, Evansville, Indiana 47702, Attention: Corporate Secretary, or such other address as Vectren may, from time to time, specify.

     IN WITNESS WHEREOF, Vectren, by its duly authorized officer, and the Grantee have executed this Agreement as of the 1st day of January, 2005.


                               VECTREN CORPORATION


                               By: ___________________________________________


                               Its: Duly Authorized Signatory on behalf of the Compensation and Benefits Committee


                               -----------------------------------------------
                                                                       , Grantee